ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST
(the "Trust")
AZL DFA Multi-Strategy Fund
AZL MVP DFA Multi-Strategy Fund
(each a "Fund")

Supplement dated December 17, 2018,
 to the Prospectus dated May 1, 2018, as supplemented July 23, 2018

This supplement updates certain information contained in the prospectus and should be attached to the prospectus and retained for future reference.

Change in the Principal Investment Strategies of the Funds

The Board of Trustees of the Trust has approved a change to the principal investment strategies of the Funds, effective on or about December 17, 2018.  Specifically, the Funds will no longer invest, as a principal investment strategy, in the AZL DFA Emerging Markets Core Equity Fund. Accordingly, effective December 17, 2018, the prospectus for each Fund is revised to delete all references to the AZL DFA Emerging Markets Core Equity Fund, and the Principal Investment Strategies of each Fund, located at pages 35 and 46 of the prospectus, respectively, is revised to reflect that each Fund will seek to achieve its investment objective by investing primarily in a combination of four underlying funds, subadvised by Dimensional Fund Advisors LP:

FUND                                                           TARGET ALLOCATION
•	AZL DFA Five-Year Global Fixed Income Fund 40%
•	AZL DFA U.S. Core Equity Fund 38%
•	AZL DFA U.S. Small Cap Fund 10%
•	AZL DFA International Core Equity Fund 12%

AZL-003-0518